UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

______________

HEALTHTECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

______________

Utah	0-51012	84-2528660
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

181 Dante Avenue, Tuckahoe, New York 10707

(Address of Principal Executive Office) (Zip Code)

844-926-3399

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

ITEM 5.02	DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On May 14, 2021 the Registrant's Board of Directors elected Edward Swanson to replace David Rubin as the Registrant's Chief Executive Officer. Mr. Rubin continues as the Chairman of the Registrant's Board of Directors. Information regarding Dr. Swanson follows:

Edward Swanson, M.D. From 2016 until joining Healthtech Solutions, Dr. Swanson was employed by PolarityTE, Inc. (NASDAQ: PTE), a biotech company that Dr. Swanson co-founded in 2016. From 2016 until 2019 Dr. Swanson was employed by PolarityTE as Chief Operating Officer, and from 2019 until 2021 as Chief Medical Officer. He served on the PolarityTE Board of Directors from 2016 until 2018. PolarityTE is in the development of regenerative tissue and biomaterials. While employed by PolarityTE Dr. Swanson was deeply involved in all aspects of the technology development process, from laboratory to commercialization. Prior to organizing PolarityTE, Dr. Swanson was a surgical resident in plastic and reconstructive surgery at The Johns Hopkins University School of Medicine, where he gained expensive experience in basic and translational biomedical research. Following completion of his undergraduate degree in Applied Sciences in Biomedical Sciences at the School of Engineering and Applied Sciences at the University of Pennsylvania, Dr. Swanson received his medical degree from Harvard Medical School, where he attended as a student from 2008 to 2012, graduating with honors. Dr. Swanson is 36 years old.

The Registrant entered into an Executive Employment Agreement with Dr. Swanson, which provides for him to serve as the Registrant's CEO for a term of one year, subject to automatic yearly renewals unless terminated. The Registrant will pay Dr. Swanson a salary of $250,000 per year, and Dr. Swanson will be eligible for a bonus of up to 50% of his salary if criteria for the bonus set by the Registrant's Board of Directors are achieved.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a	Executive Employment Agreement dated May 14, 2021 between Healthtech Solutions, Inc. and Edward Swanson
99	Press Release dated May 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Healthtech Solutions, Inc.

Date: May 17, 2021	By:	/s/ Edward Swanson Edward Swanson, Chief Executive Officer

2